Supplement dated March 14, 2025 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2024, as may be revised or supplemented from time to time.

Natixis Oakmark International Fund

(the “Fund”)

Effective December 31, 2025, Michael L. Manelli has elected to retire and will no longer serve as a portfolio manager of the Fund, effective July 1, 2025.

Accordingly, effective July 1, 2025, all references and corresponding disclosure related to Mr. Manelli in the Fund’s Summary Prospectus, Prospectus and SAI will be deleted.

David G. Herro and Eric Liu will remain as Portfolio Managers of the Fund.

Effective July 1, 2025, Anthony P. Coniaris will join the portfolio management team.

Accordingly, effective July 1, 2025, the information under the subsection “Portfolio Managers” in the section “Management” in the Fund’s Summary Prospectus is revised to include the following:

Anthony P. Coniaris, CFA®, Partner, Chairman, Co-Chief Investment Officer of International Equities (effective April 1, 2025) and portfolio manager of Harris Associates, has served as portfolio manager of the Fund since 2025.

Effective July 1, 2025, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

Anthony P. Coniaris, CFA® — Anthony P. Coniaris has co-managed the Natixis Oakmark International Fund since 2025. Mr. Coniaris, Partner, Chairman, Co-Chief Investment Officer of International Equities (effective April 1, 2025) and portfolio manager, of Harris Associates, joined the firm in 1999 as a research associate and became an analyst in 2003. Mr. Coniaris holds an M.B.A from Northwestern University and a B.A from Wheaton College. Mr. Coniaris holds the designation of Chartered Financial Analyst® and has over 25 years of investment experience.

Effective July 1, 2025, the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information” of the SAI is amended to include the following:

Portfolio Managers’ Management of Other Accounts

The following table provides information on the other accounts managed by Mr. Coniaris as of December 31, 2024:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Anthony P. Coniaris (Harris Associates)	3	$2.5 billion	0	$0	35	$12.4 billion	2	$640.4 million	395	$3.3 billion	0	$0

Portfolio Managers’ Ownership of Fund Shares

As of December 31, 2024, Mr. Coniaris had the following ownership of the Fund:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Anthony P. Coniaris (Harris Associates)	Natixis Oakmark International Fund	A

*	A. None
B.	$1 – 10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000